US Intellicom, Inc.
                     Unaudited Interim Financial Statements
               Periods Ended March 31, 2000 and December 31, 1999

                               US Intellicom, Inc.
                                 Balance Sheets

                                                                    March 31, 2000           December 31, 1999
                                                                    --------------           -----------------
                                                                      (unaudited)
                                     ASSETS

Current assets:
     Cash                                                        $        63,761             $      13,787
     Accounts receivable                                                 269,348                   197,807
     Inventory                                                             2,778                     6,284
     Prepaid expenses                                                     18,167                    18,417
                                                                  --------------             -------------

         Total current assets                                            354,054                   236,295

Long-lives assets                                                         57,547                    59,683

Other assets                                                               1,250                     1,250
                                                                  --------------             -------------

         Total assets                                             $      412,851             $     297,228
                                                                  ==============             =============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
     Notes payable                                                $    1,550,380             $   1,204,356
     Accounts Payable                                                    508,090                   437,353
     Accrued expenses                                                    103,135                   107,211
                                                                  --------------             -------------

         Total current liabilities                                     2,161,605                 1,748,920
                                                                  --------------             -------------

Stockholders' deficiency:
     Common stock, no par value, 10,000,000 shares
       authorized; 1,300,000 and 1,300,000 shares
       issued and outstanding                                            154,609                   154,609
     Stock subscription receivable                                       (4,500)                   (4,500)
     Accumulated deficit                                             (1,898,863)               (1,601,801)
                                                                  --------------             -------------

     Total stockholders' deficiency                                  (1,748,754)               (1,451,692)
                                                                  --------------             -------------

     Total liabilities and stockholders' deficiency               $      412,851             $     297,228
                                                                  ==============             =============

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
                               US Intellicom, Inc.
                            Statements of Operations
                         and Comprehensive Income (Loss)

                                                           Three months ended March 31,            Year ended
                                                           ----------------------------           December 31,
                                                            2000                  1999                1999
                                                            ----                  ----                ----
                                                         (unaudited)           (unaudited)

Revenues                                                 $    363,441         $    107,273        $  1,413,282

Cost of goods and services                                     36,249               19,356             305,446

Other operating expenses                                      559,815              329,089           1,841,412
                                                         ------------         ------------        ------------

Operating loss                                               (232,623)            (241,172)           (733,576)

Interest and other expense                                     64,439               15,121             136,835
                                                         ------------         ------------        ------------

Net loss                                                 $   (297,062)        $   (256,293)       $   (870,411)
                                                         ============         ============        ============

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
                               US Intellicom, Inc.
                     Statements of Stockholders' Deficiency

                                         Common Stock
                                         ------------                  Stock
                                   Number                          Subscription      Accumulated
                                  Of Shares         Amount          Receivables        Deficit            Total
                                  ---------         ------          -----------        -------            -----
Balance December 31,
  1998                           1,308,333         $ 117,109     $          -     $    (731,390)  $     (614,281)

Net loss                                 -                 -                -          (256,293)        (256,293)
                                 ---------         ---------     ------------     -------------   --------------

Balance March 31, 1999           1,308,333           117,109                -          (987,683)        (870,574)

Common stock issued
  under subscription                45,000             4,500           (4,500)                -                -

Recapitalization of
  common stock                     (53,333)           33,000                -                 -           33,000

Net loss                                 -                 -                -          (614,118)        (614,118)
                                 ---------         ---------     ------------     -------------   --------------

Balance December 31,
  1999                           1,300,000         $ 154,609     $     (4,500)    $  (1,601,801)  $   (1,451,692)

Net loss                                 -                 -                -          (297,062)        (297,062)
                                 ---------         ---------     ------------     -------------   --------------

Balance March 31, 2000           1,300,000         $ 154,609     $     (4,500)    $  (1,898,863)  $   (1,748,754)
                                 =========         =========     ============     =============   ==============

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
                               US Intellicom, Inc.
                            Statements of Cash Flows

                                                                                   Three months ended March 31,
                                                                                       2000              1999
                                                                                   ------------     ------------
                                                                                   (unaudited)        (unaudited)
Cash flows from operating activities:
    Net loss                                                                       $   (297,062)    $   (256,293)
    Adjustments to reconcile net loss to net cash
        provided by operating activities:
           Depreciation and amortization                                                  3,028            2,330
           (Increase) in accounts receivable                                            (71,541)         (51,148)
           Decrease (increase) in inventory                                               3,506           (2,480)
           Decrease (increase) in prepaid expenses                                          250          (13,150)
           Increase in accounts payable and accrued expenses                             66,661          259,722
                                                                                   ------------     ------------

               Net cash used by operating activities                                   (295,158)         (61,019)
                                                                                   ------------     ------------

Cash flows from investing activities:

    Payments for purchase of long-lived assets                                             (892)          (9,677)
                                                                                   ------------     ------------

               Net cash used by investing activities                                       (892)          (9,677)
                                                                                   ------------     ------------

Cash flows from financing activities:

    Proceeds from borrowing under Line of Credit                                        346,024           62,231
    Repayment against debt instruments                                                        -         (850,000)
                                                                                   ------------     ------------

               Net cash provided by financing activities                                346,024         (787,769)
                                                                                   ------------     ------------

Net increase (decrease) in cash                                                          49,974         (858,465)

Cash at beginning of period                                                              13,787          858,765
                                                                                   ------------     ------------

Cash at end of period                                                              $     63,761     $        300
                                                                                   ============     ============

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

                               US Intellicom, Inc.
                     Notes to Unaudited Financial Statements

1    Subsequent Event:

     Merger

         Subsequent to March 31, 2000 US Intellicom, Inc. ("USI") entered into a Merger Agreement with Pre-Cell Solutions, Inc. ("Pre-Cell") a Colorado corporation.

         In connection with the merger, Pre-Cell issued an aggregate of 11,440,000 shares of Pre-Cell common stock to the stockholders of USI determined on the basis of a negotiated value of the business and proprietary technology developed by USI and the market value of Pre-Cell's common stock. Pre-Cell will also establish an option pool in the aggregate of 2,133,333 shares of common stock whereby certain stockholders of USI that had guaranteed USI's line of credit shall, until December 31, 2000, have the right to acquire Pre-Cell common stock by repaying approximately $1,600,000 borrowed on USI's line of credit as of the Closing Date. Additionally, all outstanding options to purchase USI shares will be fully vested and will automatically be converted into options to purchase Pre-Cell shares on a basis of 8.8 Pre-cell shares for each USI share entitled to be purchased under the USI options, at the per share price equal to the quotient of (i) the price contained in the USI options, divided by (ii) 8.8.

         Pursuant to the Merger Agreement, Pre-Cell agreed to file a registration statement, as soon as practicable after the Closing Date, but no later than October 31, 2000, with the United States Securities and Exchange Commission ("SEC") to register (i) the Pre-Cell Shares issued to USI Stockholders and (ii) those Pre-Cell Shares to be issued to the holders of converted options upon the exercise of the option pool. Notwithstanding the foregoing, each stockholder receiving any Pre-cell shares executed a "lock-up" agreement (i) prohibiting his/her sale of such shares for a period of six months after the Closing Date and (ii) limiting the number of shares he/she can sell to an amount to be determined by the Pre-Cell Board of Directors during any three-month period beginning six months after the Closing Date and ending eighteen months after the Closing Date.

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